Exhibit 10.38

EXECUTION VERSION

SECOND AMENDED AND RESTATED

EQUITYHOLDERS AGREEMENT

Dated as of April 11, 2011

i

SECOND AMENDED AND RESTATED

EQUITYHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED EQUITYHOLDERS AGREEMENT is dated as of April 11, 2011 (this “Agreement”) and is being entered into by and among SW Cayman L.P., (the “Main Partnership”), SW Cayman A L.P., SW Cayman B L.P., SW Cayman C L.P., SW Cayman D L.P., SW Cayman E L.P., SW Cayman F L.P., SW Cayman Co-Invest L.P., SW Cayman (GS) L.P. (the “GS Partnership”) and SW Cayman (GSO) L.P. (the “GSO Partnership” and together with the GS Partnership, the “Mezz Partnerships”), each a limited partnership organized under the laws of the Cayman Islands (each of the foregoing other than the Main Partnership, an “Other Partnership”, and collectively, with the Main Partnership the “Partnerships”), SW Cayman Limited (formerly known as Orca Cayman Limited), a Cayman Islands limited company and the general partner of each of the Partnership (the “General Partner”), the Limited Partners of the Partnerships listed on the signature pages hereto and each Additional Limited Partner (as defined below), Terrific Investment Corporation (“TIC”), a company incorporated under the laws of the People’s Republic of China, the holders of Warrants listed on the signature pages hereto, SW Holdco, Inc. a Delaware corporation (“SW Holdco”), and each of the Employees (as defined below).

BACKGROUND

WHEREAS, the General Partner, GSMP V Onshore US, LTD., an exempted company organized under the laws of the Cayman Islands (“GSMP V Onshore”), GSMP V Offshore US — AB Holdings, an exempted company organized under the laws of the Cayman Islands (“GSMP V Offshore”), GSMP V Institutional US — AB Holdings, an exempted company organized under the laws of the Cayman Islands (“GSMP V Institutional”), GSLP I Offshore Holdings Fund A — AB Holdings, an exempted company organized under the laws of the Cayman Islands (“GSLP A”), GSLP I Offshore Holdings Fund B — AB Holdings, an exempted company organized under the laws of the Cayman Islands (“GSLP B”), GSLP I Offshore Holdings Fund C — AB Holdings, an exempted company organized under the laws of the Cayman Islands (“GSLP C”), GSLP I Onshore Holdings Fund, L.L.C., a Delaware limited liability company (“GSLP Onshore” and, together with GSMP V Onshore, GSMP V Offshore, GSMP V Institutional, GSLP A, GSLP B and GSLP C, the “GS Purchasers”); Blackstone Holdings Finance Co. LLC, a Delaware limited liability company (“GSO Finance”) and GSO Capital Opportunities Fund LP, a Delaware limited partnership (“GSO Capital Opportunities” and, together with GSO Finance and each of their affiliates, the “GSO Purchasers”, and together with the GS Purchasers, the “Mezz Limited Partners”) and certain other limited partners of the Partnerships are parties to those certain Amended and Restated Limited Partnership Agreements of the applicable Mezz Partnerships, dated December 1, 2009, as the same may hereafter be amended from time to time (the “Mezz LP Partnership Agreements” and collectively with the partnership agreements for the Main Partnership and all of the Other Partnerships, the “Partnership Agreements”);

WHEREAS, the Partnerships collectively own 100% of the equity interests of SW Holdco;

WHEREAS, SW Holdco, the GSO Partnership, the General Partner, GSO Finance and GSO Capital Opportunities are parties to that certain Warrant Agreement, dated December 1, 2009, as the same may hereafter be amended from time to time (the “GSO Warrant Agreement”), pursuant to which GSO Finance and GSO Capital Opportunities hold certain warrants to receive Class B limited partnership units of the GSO Partnership (“GSO Warrants”);

WHEREAS, SW Holdco, the GS Partnership, the General Partner and the GS Purchasers are parties to that certain Warrant Agreement, dated December 1, 2009, as the same may hereafter be amended from time to time (the “GS Warrant Agreement”), pursuant to which the GS Purchasers hold certain warrants to receive Class B limited partnership units of the GS Partnership (“GS Warrants” and together with the GSO Warrants, the “Warrants”);

WHEREAS, in connection with entering into the Partnership Agreements, the GS Warrant Agreement, the GSO Warrant Agreement and the closing of the transactions contemplated by the Equity Purchase Agreement, dated as of October 7, 2009, as amended on November 30, 2009, by and among SW Acquisitions Co., Inc. (formerly known as Orca Acquisition Co., Inc.), a Delaware corporation, Anheuser-Busch Companies, Inc., a Delaware corporation, BPOF Corp., a Delaware corporation, HSHO Corp., a Delaware corporation, the Partnerships, solely with respect to certain sections as set forth therein, and Anheuser-Busch InBev SA/NV, solely with respect to certain sections as set forth therein, the Partnerships, the General Partner, certain of the Limited Partners of the Partnerships (as listed on the signature pages therein), SW Holdco and the other parties listed thereto entered into an Equityholders Agreement dated December 1, 2009 (the “Original Equityholders Agreement”) to provide certain of the Limited Partners with certain rights and obligations with respect to their interests in the Partnership;

WHEREAS, in accordance with Section 8(g) of the Original Equityholders Agreement, the parties thereto entered into the Amended and Restated Equityholders Agreement, dated December 1, 2009 (the “Amended and Restated Equityholders Agreement”); and

WHEREAS, in accordance with Section 8(g) of the Amended and Restated Equityholders Agreement, the General Partner may amend the Amended and Restated Equityholders Agreement by written instrument, duly executed by the General Partner, provided that no such amendment shall be effective or binding against a Limited Partner without being executed by such Limited Partner if such amendment adversely and disproportionately affects such Limited Partner;

NOW, THEREFORE, the General Partner, acting pursuant to, and in accordance with, Section 8(g) of the Amended and Restated Equityholders Agreement, hereby amends and restates the Amended and Restated Equityholders Agreement as follows:

Section 1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

“Affiliate” with respect to any Person means any other Person who controls, is controlled by or is under common control with such Person. For the avoidance of doubt,

with respect to Blackstone, “Affiliate” includes (i) Blackstone Management Associates (Cayman) V L.P. and its Affiliates, (ii) any investment fund in respect of which Blackstone Management Associates (Cayman) V L.P. and/or one of its Affiliates is the investment manager or general partner, and (iii) any Affiliate of the investment funds described in paragraph (ii) above.

“Additional Limited Partner” shall mean any entity that acquires Interests pursuant to a Permitted Syndication and executes a joinder hereto pursuant to Section 8(i) hereof.

“Allocable Interests” shall have the meaning set forth in Section 3(a)(ii).

“Applicable Limited Partner” shall mean any Mezz Limited Partner, any Additional Limited Partner and any Employee.

“Blackstone” means Blackstone Capital Partners Cayman (III) V, L.P.

“Blackstone Limited Partner” means Blackstone and any Affiliate of Blackstone who is a Limited Partner in any of the Partnerships.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York, New York.

“Change of Control” means (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Partnerships to any “person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than Blackstone and its Affiliates or (ii) if any Person or group, other than Blackstone or one of its Affiliates, is or becomes the General Partner or the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Interests.

“Class D Units” has the meaning set forth in the Partnership Agreements.

“Drag Along Sale” shall have the meaning set forth in Section 4(a).

“Employee” shall have the meaning set forth in the Partnership Agreements.

“Employee Units” shall have the meaning set forth in the Partnership Agreements.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” has the meaning set forth in the applicable Management Subscription Agreement.

“General Partner” shall have the meaning set forth in the recitals of this Agreement.

“GS Partnership” shall have the meaning set forth in the recitals of this Agreement.

“GSO Partnership” shall have the meaning set forth in the recitals of this Agreement.

“GS Purchasers” shall have the meaning set forth in the recitals of this Agreement.

“GS Warrant Agreement” shall have the meaning set forth in the recitals of this Agreement.

“GS Warrants” shall have the meaning set forth in the recitals of this Agreement.

“GSO Purchasers” shall have the meaning set forth in the recitals of this Agreement.

“GSO Warrant Agreement” shall have the meaning set forth in the recitals of this Agreement.

“GSO Warrants” shall have the meaning set forth in the recitals of this Agreement.

“Interest” means a Class D Unit, a Class B Unit or an Employee Unit (each as defined in the Partnership Agreements) held by a Limited Partner in any Partnership at any particular time, including the right of such Limited Partner to any and all benefits to which a Limited Partner may be entitled as provided in this Agreement together with the obligations of such Limited Partner to comply with all of the terms and provisions of this Agreement. Interests shall be expressed as a number of Interests.

“Interest Buyer” shall have the meaning set forth in Section 5(a).

“IPO” means the initial firm commitment underwritten offering (or series of related offerings) of common stock of SW Holdco to the public pursuant to an effective registration statement (or statements) under the Securities Act after which there is an active trading market in such shares of common stock.

“Issuing Partnership” shall have the meaning set forth in Section 5(a).

“Limited Partner” shall mean any limited partner in a Partnership.

“Main Partnership” shall have the meaning set forth in the Preamble to this Agreement.

“Management Subscription Agreement” means, with respect to each Employee, any Management Subscription Agreement between the Partnerships, the General Partner, SeaWorld Parks and Entertainment, Inc. and Employee.

“Mezz Limited Partners” shall have the meaning set forth in the recitals of this Agreement.

“Mezz LP Partnership Agreements” shall have the meaning set forth in the recitals of this Agreement.

“Mezz Partnerships” shall have the meaning set forth in the recitals of this Agreement.

“Offered Securities” shall have the meaning set forth in Section 3(a)(i).

“Original Equityholders Agreement” has the meaning set forth in the Recitals.

“Other Holder” shall have the meaning set forth in Section 3(a)(i).

“Other Partnership” shall have the meaning set forth in the Preamble to this Agreement.

“Partnerships” shall have the meaning set forth in the Preamble to this Agreement.

“Partnership Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Permitted Syndication” shall have the meaning set forth in the Partnership Agreements.

“Permitted Transferee” shall have the meaning set forth in the Partnership Agreements.

“Person” means and includes any individual, corporation, partnership, limited liability company, association, joint venture, association, joint stock company, trust, unincorporated organization, governmental or political subdivision or agency, or any other entity of whatever nature.

“Preemptive Rights Notice” shall have the meaning set forth in Section 5(a).

“Registration Rights Agreement” shall have the meaning set forth in the Partnership Agreement.

“Sale Notice” shall have the meaning set forth in Section 3(a)(i).

“Section 5 Limited Partner” shall mean any Mezz Limited Partner and any Additional Limited Partner.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.

“Selling Blackstone Holder” shall have the meaning set forth in Section 3(a)(i).

“Sharing Percentage” means, as of any time of determination, with respect to any Limited Partner, a percentage equal to the aggregate percentage interest indirectly owned by such Limited Partner in SW Holdco (exclusive of any interests in SW Holdco owned by the Class C LP in any of the Partnerships) (it being understood that for purposes of this calculation in Section 3 only, in addition to any Class D Units held by an Employee, such Employee shall be deemed to hold a number of Class D Units equal to the number of such Class D Units into which such Employee’s Vested Employee Units (or Employee Units that will become Vested Employee Units as a result of the proposed Transfer) may be exchanged in an Employee Unit Exchange, which number shall be determined as of the date of the Sale Notice).

“Substituted Limited Partner” shall have the meaning set forth in the Partnership Agreements.

“Tag-Along Notice” shall have the meaning set forth in Section 3(a)(i).

“Transfer” shall have the meaning set forth in Section 2(a)(i).

“Transfer Agreement” shall have the meaning set forth in the Recitals.

“Transferee” means any Person to whom a Limited Partner’s Interests is transferred in accordance with this Agreement.

“Unvested Employee Unit” shall have the meaning set forth in the Partnership Agreements.

“Vested Employee Unit” shall have the meaning set forth in the Partnership Agreements.

“Warrant Agreements” means collectively the GS Warrant Agreement and the GSO Warrant Agreement.

Section 2. Restrictions on Transfers of Interests Generally.

(a) In addition to any restrictions imposed by the Partnership Agreements, prior to an IPO, no Applicable Limited Partner may, subject to subsection (b) of this Section 2, directly or indirectly, assign, sell, exchange, transfer, pledge, hypothecate or otherwise dispose of all or any part of its Interests (each such action, a “Transfer”) in any of the Partnerships to any Person (other than a Permitted Transferee or pursuant to an Exempt Employee Transfer) without the prior written consent of the General Partner, which it may grant or withhold in its sole and absolute discretion.

(b) Notwithstanding subsection (a) of this Section 2, but subject in any event to any restrictions in the Partnership Agreements,

i. any Applicable Limited Partner may Transfer its Interests pursuant to Section 3, Section 4 and Section 5 hereof;

ii. without the prior written consent of the General Partner, no Transfer of any Interests by any Applicable Limited Partner shall be made unless (A) registration is not required under the Securities Act in respect of such Transfer, and (B) such Transfer does not violate any other applicable federal or state securities laws (the General Partner may elect prior to any Transfer to require an opinion of counsel with respect to any of the foregoing matters in this paragraph); and

iii. a Limited Partner may pledge its Interests (other than Employee Units) pursuant to a bona fide financing transaction; provided that, any agreement entered into with a lender in connection with such pledge will provide that in the event the lender seeks to enforce such pledge, Blackstone and/or its designees would have a pro rata right of first offer, in priority to the lender’s right to foreclose, in respect of the Interests subject to the lender’s pledge. To the extent Blackstone and its designees do not acquire the entirety of any stake subject to such pro rata right of first offer, the lender, or such other purchaser of Interests pursuant hereto, upon foreclosure may acquire, subject to any requisite consent applicable to Transfers to a third party under the transfer restrictions contained in this Agreement and the Partnership Agreements, the remaining portion of the stake not acquired pursuant to such pro rata right of first offer and shall adhere to all of the obligations under this Agreement and the Partnership Agreements (including without limitation the transfer restrictions set forth herein and therein); provided further that, for avoidance of doubt, upon foreclosure, the lender, or such other purchaser of Interests pursuant hereto, will not have any right to vote any of its Interests on any matter to be voted on by the Limited Partners and will not have any right to appoint or designate any members of any governing body of the Partnerships, the General Partner or any of their Subsidiaries or Affiliates or any other governance, consent or approval rights.

(c) Any purported Transfer by an Applicable Limited Partner of any of its Interests in violation of this Agreement shall be null and void and of no force or effect.

(d) Notwithstanding anything to the contrary in this Agreement and other than in connection with an Exempt Employee Transfer, no Employee Units may be Transferred (instead, if a holder of Employee Units desires to Transfer any Employee Units that are Vested Employee Units, other than in connection with an Exempt Employee Transfer or any repurchase rights of the Partnership and the Blackstone Members or their Affiliates, the holder shall be required to, immediately prior to, and contingent upon, the consummation of the desired Transfer, exchange such Employee Units with the applicable Partnership for a number of Class D Units having a Fair Market Value equal to the Fair Market Value of the Employee Units being exchanged (such exchange, an “Employee Unit Exchange”)). Any Transfer of Class D Units issued in connection with an Employee Unit Exchange shall be subject to the provisions of Section 2.

Section 3. Tag-Along Rights.

(a)

i. Prior to making or permitting any Transfer of Interests (other than a Transfer described in Section 3(b)) in any Partnership held by Blackstone or any of its Affiliates, the General Partner shall require that the Blackstone Limited Partner holding the Interests in the Partnership subject to the proposed Transfer (for purposes of this Section 3, a “Selling Blackstone Holder”) give at least fifteen (15) days’ prior written notice to each Applicable Limited Partner (for purposes of this Section 3, each an “Other Holder”), which notice (for purposes of this Section 3, the “Sale Notice”) shall identify the number of Interests in the Partnerships to be sold (for purposes of this Section 3, the “Offered Securities”), describe the terms and conditions of such proposed Transfer, and identify each prospective Transferee. Any of the Other Holders may, within ten (10) days of the receipt of the Sale Notice, give written notice (each, a “Tag-Along Notice”) to the Selling Blackstone Holder and the General Partner that such Other Holder wishes to participate in such proposed Transfer upon the terms and conditions set forth in the Sale Notice, which Tag-Along Notice shall specify the number of Interests such Other Holder desires to include in such proposed Transfer. In order to exercise its tag-along rights hereunder, each Other Holder must agree to make to the transferee the same representations, warranties, covenants, indemnities and agreements as the Selling Blackstone Holder agrees to make in connection with the Transfer of the Offered Securities; provided that, no Other Holder shall be required to (A) make only those representations and warranties pertaining specifically to (and, as applicable, covenants by) its ownership of Interests and its ability to effect the Transfer of its Interests), and (B) indemnify, severally but not jointly, the Transferee (in the amount limited to the value of Interests that are Transferred by such Other Holder) for all liabilities to the Transferee arising out of representations, warranties, covenants and indemnities made by such Other Holder in connection with the Transfer. Each Limited Partner will bear (x) its own costs of any sale of Interests pursuant to this Section 3(a)(i) and (y) its pro rata share (based upon the relative amount of proceeds received for the Interests sold) of the costs of any sale of Interests pursuant to this Section 3(a)(i) to the extent such costs are incurred for the benefit of all selling Limited Partners and are not otherwise paid by the Transferee. If consideration is to be received by Limited Partners in connection with a sale pursuant to this Section 3(a)(i), all holders of then currently exercisable rights to acquire Interests, if any, will be given an opportunity to exercise such rights prior to the consummation of such sale and to participate in such sale as holders of Interests.

ii. If none of the Other Holders gives the Selling Blackstone Holder a timely Tag-Along Notice with respect to the Transfer proposed in the Sale Notice, then (notwithstanding the first sentence of Section 3(a)(i)) the Selling Blackstone Holder may Transfer such Offered Securities on the terms and conditions set forth, and to or among any of the proposed Transferees identified (or Affiliates of proposed Transferees identified), in the Sale Notice at any time within ninety (90) days after expiration of the fifteen-day period for giving Tag-Along Notices with respect to such Transfer. Any such Offered Securities not Transferred by the Selling Blackstone Holder during such ninety-day period will again be subject to the provisions of this Section 3(a) upon subsequent Transfer. If one or more

Other Holders give the Selling Blackstone Holder a timely Tag Along Notice, then the Selling Blackstone Holder shall, as a condition to the sale contemplated by the Sale Notice, obtain the agreement of the prospective Transferee(s) to allow the participation of the Other Holders in any contemplated Transfer, on the same terms and conditions as are applicable to the Offered Securities, and no Selling Blackstone Holder shall Transfer any of its Interests to any prospective transferee if such prospective Transferee(s) decline(s) to allow the participation of the Other Holders. If the prospective Transferee(s) is (or are) unwilling or unable to acquire all of the Offered Securities and all of the Interests specified in timely Tag-Along Notices upon such terms, then the Selling Blackstone Holder may elect either to cancel such proposed Transfer or to allocate the maximum number of Interests that the prospective Transferees are willing to purchase (the “Allocable Interests”) among the Selling Blackstone Holder and the Other Holders giving timely Tag-Along Notices as follows:

(A)	each participating Limited Partner (including the Selling Blackstone Holder and any Other Holder electing to participate in such contemplated Transfer) shall be entitled to have included in the Transfer a number of Interests (not to exceed, for any Other Holder, the number of Interests identified in such Other Holder’s Tag-Along Notice) equal to the product of (I) the aggregate number of Allocable Interests and (II) a fraction, the numerator of which is such Limited Partner’s Sharing Percentage and the denominator of which is the aggregate Sharing Percentages for all participating Limited Partners; and

(B)	if after allocating the Allocable Interests to such Limited Partners in accordance with clause (A) above, there are any Allocable Interests that remain unallocated, then they shall be allocated (in one or more successive allocations on the basis of the allocation method specified in clause (A) above) among the Selling Blackstone Holder and each such Other Holder that has elected in its Tag-Along Notice to sell a greater number of Interests than previously has been allocated to it pursuant to clause (A) and this clause (B) (all of whom (but no others) shall, for purposes of clause (A) above, be deemed to be the participating Limited Partners) until all such Allocable Interests have been allocated in accordance with this clause (B).

(b) The rights and restrictions contained in Section 3(a) shall not apply with respect to any of the following Transfers of Interests:

i. any Transfer of Interests by Blackstone in accordance with (x) Section 4 or Section 5 hereof, or (y) Section 7.3 of any of the Partnership Agreements;

ii. any Transfer of Interests by Blackstone incidental to any reclassification or combination of Interests or any recapitalization, reorganization or reclassification of, or any merger or consolidation involving, any Partnership; provided that all Interests held by Other Holders are treated in the same way as the Interests held by Blackstone in connection with such exercise, conversion or exchange;

iii. any Transfer (x) to a Permitted Transferee of Blackstone or (y) in connection with a Permitted Syndication to the extent that the cumulative Sharing Percentage transferred under this clause (y) since the date hereof is less than 30%;

iv. any Transfer pursuant to the Registration Rights Agreement.

(c) All restrictions on Transfer set forth in this Agreement shall apply to any Interests that have been transferred by the Selling Blackstone Holder or an Other Holder in a Transfer pursuant to the provisions of Section 3(a).

(d) The provisions of this Section 3 shall terminate upon an IPO.

Section 4. Drag-Along Rights.

(a) Subject to the next paragraph, if the General Partner elects to consummate, or to cause all the Partnerships to consummate, a transaction constituting a Change of Control, the General Partner shall notify the Applicable Limited Partners in writing of that election, the Applicable Limited Partners will take all other actions reasonably necessary or desirable to cause the consummation of such transaction (pursuant to which the Applicable Limited Partners shall be obligated to sell the same proportion of their Interests as those sold by the Blackstone Limited Partners) on the terms proposed by the General Partner (a “Drag Along Sale”) so long as such terms are identical, in all material respects (it being agreed and understood that price and consideration shall be material terms), to the terms on which all other Limited Partners in the Partnerships participate in such transaction in all material respects. Without limiting the foregoing, if the proposed Drag Along Sale is structured as or involves a sale or redemption of Interests, the Applicable Limited Partners will agree to sell their pro rata share of the Interests (based on the relative proportion of Interests held by all Limited Partners (it being understood that for purposes of this calculation, in addition to any Class D Interests held by an Employee, such Employee shall be deemed to hold a number of Class D Units equal to the number of such Class D Units into which such Employee’s Vested Employee Units (or Employee Units that will become Vested Employee Units as a result of the proposed Transfer) may be exchanged in an Employee Unit Exchange, which number shall be determined as of the date the Blackstone Members enter into an agreement with the proposed transferee to consummate a Drag Along Sale)) being sold in such Drag Along Sale on the terms and conditions approved by the General Partner, and subject to this Section 4, the Applicable Limited Partners will execute any merger, asset purchase, security purchase, recapitalization or other sale agreement approved by the General Partner in connection with such Change of Control, and, without limiting the generality of the foregoing, shall make to the Transferee the same representations, warranties, covenants, indemnities and agreements as all other Limited Partners (including all Blackstone Limited Partners) agree to make in connection with the Drag Along Sale (except that the Applicable

Limited Partners shall make only representations and warranties pertaining specifically to (and, as applicable, covenants by) their ownership of Interests and their ability to effect the Transfer of their Interests), and shall agree to indemnify, severally but not jointly, the Transferees (in the amount limited to the value of Interests that are Transferred by each Limited Partner) for all liabilities to the Transferees arising out of representations, warranties, covenants and indemnities made by such Applicable Limited Partner.

(b) The foregoing obligations of the Applicable Limited Partners with respect to the Drag Along Sale are subject to the satisfaction of the following conditions: (i) all Limited Partners shall participate in the Drag Along Sale on a pro rata basis (based on the relative proportion of Interests held by all Limited Partners (it being understood that for purposes of this calculation, in addition to any Class D Interests held by an Employee, such Employee shall be deemed to hold a number of Class D Units equal to the number of such Class D Units into which such Employee’s Vested Employee Units (or Employee Units that will become Vested Employee Units as a result of the proposed Transfer) may be exchanged in an Employee Unit Exchange, which number shall be determined as of the date the Blackstone Members enter into an agreement with the proposed transferee to consummate a Drag Along Sale)); (ii) upon the consummation of the Drag Along Sale, all of the Limited Partners in all Partnerships shall receive the same form and amount of consideration per Interest, or if any Limited Partners in any of the Partnerships are given an option as to the form and amount of consideration to be received, all Applicable Limited Partners will be given the same option; and (iii) if consideration is to be received by Limited Partners in any of the Partnerships, all holders of then currently exercisable rights to acquire Interests, if any, will be given an opportunity to either (A) exercise such rights prior to the consummation of the Drag Along Sale and participate in such sale as holders of Interests or (B) upon the consummation of the Drag Along Sale, receive in exchange for such rights consideration equal to the amount determined by multiplying (1) the same amount of consideration per Interest received by the Limited Partners in connection with the Drag Along Sale less the exercise price per Interest by (2) the number of Interests represented by such rights.

(c) Each Applicable Limited Partner will bear its pro rata share (based upon the relative amount of proceeds received for the Interests sold (it being understood that for purposes of this calculation, in addition to any Class D Interests held by an Employee, such Employee shall be deemed to hold a number of Class D Units equal to the number of such Class D Units into which such Employee’s Vested Employee Units (or Employee Units that will become Vested Employee Units as a result of the proposed Transfer) may be exchanged in an Employee Unit Exchange, which number shall be determined as of the date the Blackstone Members enter into an agreement with the proposed transferee to consummate a Drag Along Sale) of the reasonable costs of any sale of Interests pursuant to a Drag Along Sale to the extent such costs are incurred for the benefit of all Limited Partners and are not otherwise paid by the Partnership or the acquiring party. Costs incurred by or on behalf of an Applicable Limited Partner for its sole benefit will not be considered costs of the transaction hereunder. In the event that any transaction that the General Partner elects to consummate or cause to be consummated pursuant to this Section 4 is not consummated for any reason, the Partnerships will reimburse all Applicable Limited Partners for all actual and reasonable expenses paid or incurred by them in connection therewith.

(d) Notwithstanding any provision in this Agreement to the contrary, Blackstone shall be entitled to be paid customary and reasonable fees by the Partnerships or any subsidiary for any investment banking services or services provided by it in connection with a Change of Control. Nothing in this agreement shall limit any rights a Limited Partner has with respect to any agreement validly entered into with the Partnership or one of its subsidiaries with respect to any advisory or similar fees.

(e) The provisions of this Section 4 shall terminate upon an IPO.

Section 5. Preemptive Rights.

(a) Prior to an IPO, if any Partnership (referred to herein as the “Issuing Partnership”) proposes to issue new Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) to any Limited Partner or any other Person (an “Interest Buyer”) and the proceeds thereof are being used to acquire additional shares or other equity interests in SW Holdco, each Section 5 Limited Partner shall, subject to Sections 5(b) and 5(c) below, have a preemptive right to acquire up to its pro rata share (in accordance with its Sharing Percentage and calculated on an as-converted basis for Interests that would be issuable upon the conversion of outstanding Warrants) of Interests in the Partnership in which such Section 5 Limited Partner is a Limited Partner on the same terms and conditions as offered to the Interest Buyer (with the proceeds of any such Interests being used to acquire a pro rata share of the equity interests of SW Holdco). At least thirty (30) days prior to any issuance of new Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) by any of the Partnerships to which the preemptive right in this Section 5 applies, the Issuing Partnership shall notify each such Section 5 Limited Partner of such proposed issuance and the aggregate number of Interests or other securities which it proposes to issue to the Interest Buyer (the “Preemptive Rights Notice”). In order to exercise its preemptive right, such Section 5 Limited Partner must notify the Partnership in writing (within ten (10) days following its receipt of the Preemptive Rights Notice) of its exercise of such preemptive right. Such notice shall state the number of Interests which it elects to purchase (which number cannot exceed the number of Interests it is entitled to purchase under this Section 5). Each Section 5 Limited Partner who does not so notify the Issuing Partnership in the time period above shall be deemed to have waived all of such Limited Partner’s rights with respect to such issuance. In the event that any Section 5 Limited Partner does not elect to purchase its full pro rata share of the Interests or other additional equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities), the Issuing Partnership shall deliver to each Section 5 Limited Partner (other than declining Section 5 Limited Partners) a written notice thereof not later than the twentieth day after delivery of the Preemptive Rights Notice, including the number of Interests or other securities which were subject to the purchase right of such declining Section 5 Limited Partner (s), and each other Section 5 Limited Partner may subscribe for not more than its pro rata share (in accordance with the percentage ownership of the Interests held by such Section 5 Limited Partner and calculated on an as-converted basis for Interests that would be issuable upon the conversion of outstanding Warrants) of such declined Interests or other securities by delivering a second notice to the Issuing Partnership at least five (5) days prior to the issuance. The purchase price for any Interests or other securities subscribed for by an Section 5 Limited Partner pursuant to this

Section 5 shall be payable on the same terms and conditions as offered to the Interest Buyer, with such other consideration (if other than cash, to be valued at fair market value mutually agreed to between the parties) as the parties shall mutually agree.

(b) Notwithstanding the provisions of Section 5(a), in the event that General Partner determines that time is of the essence in completing any issuance of additional Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) subject to this Section 5, the Issuing Partnership may proceed to complete such issuance prior to the expiration of the 30 day period set forth in Section 5(a), so long as provision is made in such issuance such that subsequent to such period either (i) the purchaser(s) will be obligated to transfer that portion of such Interests or other securities to any Limited Partners properly electing to participate in such issuance pursuant to Section 5(a) sufficient to satisfy the terms of this Section 5(a) or (ii) the Partnership shall issue such additional Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) to those Section 5 Limited Partners properly electing to participate in such issuance pursuant to Section 5(a) sufficient to satisfy the terms of this Section 5.

(c) Sections 5(a) and 5(b) shall not apply to (i) the issuance or grant of Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) to officers, employees or consultants of the Partnerships or any of their subsidiaries or other Person having a relationship with the Partnerships or their subsidiaries pursuant to any management equity plan or other equity-based employee benefits plan or arrangement, in each case that has been approved by the General Partner or any duly authorized committee thereof; (ii) the issuance or sale of Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) to a seller or its designee in connection with and as consideration for the direct or indirect acquisition of a Person by the Partnerships from such seller or designee, which acquisition has been approved by the General Partner or any duly authorized committee thereof; (iii) the issuance or sale of Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) to financial institutions or commercial lenders or their designees, in connection with commercial loans to the Partnerships by such financial institutions or commercial lenders, which are approved by the General Partner or any duly authorized committee thereof; (iv) the issuance or sale of Interests or other equity securities (including Warrants or options to acquire such securities or securities exchangeable for or convertible into such securities) pursuant to any joint venture, partnership or other strategic transaction approved by the General Partner or any duly authorized committee thereof, and primarily for purposes other than raising capital; (v) the issuance of Interests pursuant to the terms of the Warrant Agreements or any other warrants or options to acquire such Interests or securities exchangeable for or convertible into such Interests which have been issued, sold or granted in compliance with this Section and the other terms and conditions of this Agreement; and (vi) the issuance of Interests pursuant to the IPO or any other public offering.

Section 6. Sales of Equity of SW Holdco. The General Partner and each Partnership collectively agree that no Partnership may sell any of the equity interests of SW Holdco held by them unless such sale is consummated pro rata (based on their relative ownership percentages in SW Holdco) among all Partnerships. SW Holdco agrees that it will not, and the General Partner shall procure that SW Holdco shall not, record a transfer of its equity that is made in violation of this provision. Notwithstanding the foregoing, this Section 6 shall not apply to transfers of equity interests of SW Holdco to one or more Limited Partners in connection with a Monetization or In-Kind Distribution in accordance with Section 7.3 of the applicable Partnership Agreements.

Section 7. Redemption of Equity of SW Holdco or Interests of the Partnerships.

(a) Redemptions of Equity of SW Holdco. The General Partner, each Partnership and SW Holdco collectively agree that in the event that SW Holdco proposes to redeem or repurchase any of the equity interests of SW Holdco held by the Partnerships, SW Holdco shall offer to each Partnership the right to participate in such redemption or repurchase to the extent of its pro rata ownership percentage in SW Holdco by delivering a written notice of such offer (specifying in reasonable detail the terms of such offer) (the “Section 7(a) Redemption Notice”) to the General Partner. The General Partner shall promptly distribute the Section 7(a) Redemption Notice to all Limited Partners and, to the extent a majority in interest of the Limited Partners of any Partnership does not affirmatively reject the offer by providing written notice to the General Partner within 10 days after the receipt of the Section 7(a) Redemption Notice, such Partnership (the “Accepting Partnership”) shall be deemed to have accepted the offer of redemption or repurchase and SW Holdco shall redeem or repurchase such pro rata ownership percentage of the equity interests of SW Holdco owned by the Accepting Partnership. To the extent a majority in interest of the Limited Partners of any Partnership rejects such offer of redemption or repurchase (such Partnership, the “Rejecting Partnership”) by written notice to the General Partner within 10 days after the receipt of the Section 7(a) Redemption Notice, the pro rata ownership percentage of the equity of SW Holdco owned by the Rejecting Partnership shall be offered to the other Partnerships in accordance with the procedure described above. SW Holdco agrees that it will not, and the General Partner shall cause SW Holdco not to, record any redemption or repurchase of its equity that is made in violation of this provision; provided that, this provision shall not apply to any redemptions pursuant to the Warrant Agreements and/or Section 7.3 of any of the Partnership Agreements.

(b) Redemptions of Interests of the Partnerships. The General Partner, each Partnership and the Limited Partners collectively agree that in the event that any Partnership proposes to redeem or repurchase any of the Interests of such Partnership held by the Limited Partners, each other Partnership shall offer to its respective Limited Partners to redeem or repurchase (subject to Section 7.2 of the Partnership Agreements) its pro rata amount from its respective Limited Partners in accordance with each Limited Partner’s Sharing Percentage among all Partnerships. The General Partner shall deliver a written notice of such offer (specifying in reasonable detail the terms of such offer) (the “Section 7(b) Redemption Notice”) to all Limited Partners and, to the extent a Limited Partner of any Partnership does not affirmatively reject the offer by providing written notice to the General Partner within 10 days after the receipt of the Section 7(b) Redemption Notice, such Limited Partner (the “Accepting Limited Partner”) shall be deemed to have accepted the offer of redemption or repurchase and the applicable Partnership shall redeem or repurchase such pro rata amount in accordance with the Accepting Limited Partner’s Sharing Percentage among all Partnerships. To the extent a Limited Partner rejects such offer of redemption or repurchase (such Limited Partner, the

“Rejecting Limited Partner”) by written notice to the General Partner within 10 days after the receipt of the Section 7(b) Redemption Notice, the Rejecting Limited Partner’s pro rata amount of such offer, determined in accordance with such Rejecting Limited Partner’s Sharing Percentage among all Partnerships, shall be offered to the other Partnerships in accordance with the procedure described above. The General Partner agrees that it will not record any redemption or repurchase of Interests that is made in violation of this provision; provided that this provision shall not apply to any redemptions or repurchases pursuant to the Warrant Agreements and/or Section 7.3 of any of the Partnership Agreements.

Section 8. Issuance of Equity in SW Holdco upon Vesting of Employee Units. SW Holdco and the Partnerships agree that, upon the vesting of any Employee Unit pursuant to the applicable Management Subscription Agreement and without further action of SW Holdco, its board of directors or the Partnerships, except as required pursuant to applicable law, a corresponding number of common equity interests in SW Holdco shall be deemed to be validly issued, for such consideration as set forth in the applicable Management Subscription Agreement, to the Partnerships in respect of such Vested Employee Units and SW Holdco shall update its books and records to reflect such issuance.

Section 9. Miscellaneous.

(a) Equitable Relief; Waiver of Accounting/Partition. The Limited Partners hereby confirm that damages at law may be an inadequate remedy for a breach or threatened breach of this Agreement and agree that, in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy, but, nothing herein contained is intended to, nor shall it, limit or affect any right or rights at law or by statute or otherwise of a Limited Partner aggrieved as against the other for a breach or threatened breach of any provision hereof, it being the intention by this Section 9(a) to make clear the agreement of the Limited Partners that the respective rights and obligations of the Limited Partners hereunder shall be enforceable in equity as well as at law or otherwise and that the mention herein of any particular remedy shall not preclude a Limited Partner from any other remedy it or he might have, either in law or in equity. Each Limited Partner hereby irrevocably waives any and all rights that it may have to maintain an action for judicial accounting or for partition of any of the Partnership’s property.

(b) Severability. Each provision of this Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such invalidity shall not impair the operation of or affect those provisions of this Agreement which are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d) Successors and Assigns. Subject to the limitations set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors and assigns.

(e) Notices.

i. Any notice to any Limited Partner shall be at the address of such Limited Partner set forth in Schedule A hereto or such other mailing address of which such Limited Partner shall advise the General Partner in writing. Any notice to the Partnership or the General Partner shall be at the principal office of the Partnership as set forth in Section 2.5 of the applicable Partnership Agreement. The General Partner may at any time change the location of such office. Notice of any such change shall be given to the Limited Partners on or before the date of any such change.

ii. Any notice shall be deemed to have been duly given if personally delivered or delivered by facsimile, when received Express Mail or recognized overnight courier on the second following Business Day (or third following Business Day if mailed outside the Interested States) or (iii) delivered by e-mail, when received.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be an original or facsimile and all of which together shall constitute a single instrument.

(g) Amendments. The provisions of this Agreement may be amended or modified, in whole or in part, by a written instrument duly executed by the General Partner and delivered to each Limited Partner; provided no such amendment shall be effective or binding against a Limited Partner without being executed by such Limited Partner if such amendment adversely and disproportionately affects such Limited Partner in a specific manner separate and distinct from the amendment’s treatment of other Limited Partners. The General Partner will distribute to each Limited Partner any amendments to this agreement adopted unilaterally by the General Partner (or otherwise where such amendment has not previously been reviewed by such Limited Partner) promptly following its effectiveness.

(h) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior agreement or understanding among or between them with respect to such subject matter.

(i) Admission of Applicable Limited Partners. Pursuant to a Permitted Syndication, the General Partner may permit (i) additional investors that have become Limited Partners to execute a joinder to the Agreement as an Additional Limited Partner or (ii) employees, consultants or advisors of SW Holdco and its Affiliates to execute a joinder to the Agreement as an Employee, respectively, whereupon such Additional Limited Partner or Employee, as applicable, shall assume all of the rights, obligations and restrictions contained herein as an Applicable Limited Partner or Employee, respectively, as if such Additional Limited Partner or Employee, as applicable, were an original party hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Equityholders Agreement to be duly executed as of the date first above written.

SW CAYMAN LIMITED

By:	/s/ Bruce McEvoy
Name:	Bruce McEvoy
Title:

SW HOLDCO, INC.

By:	/s/ Bruce McEvoy
Name:	Bruce McEvoy
Title:

THE PARTNERSHIPS

SW CAYMAN L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

SW CAYMAN A L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

SW CAYMAN B L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

SW CAYMAN C L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

SW CAYMAN D L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

SW CAYMAN E L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

SW CAYMAN F L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

SW CAYMAN (GS) L.P.

By:	SW Cayman Limited, its general partner

By:	/s/ Bruce McEvoy
Name:
Title:

GSMP V ONSHORE US, LTD.

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Managing Director

/s/ Dawn L. Cooper
Witness

GSMP V OFFSHORE US—AB HOLDINGS

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Managing Director

/s/ Dawn L. Cooper
Witness

GSMP V INSTITUTIONAL US—AB HOLDINGS

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Managing Director

/s/ Dawn L. Cooper
Witness

GSLP I OFFSHORE HOLDINGS FUND A—AB HOLDINGS

By:	Goldman Sachs & Co., Duly Authorized

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Managing Director

GSLP I OFFSHORE HOLDINGS FUND B—AB HOLDINGS

By: Goldman Sachs & Co., Duly Authorized

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Managing Director

GSLP I OFFSHORE HOLDINGS FUND C—AB HOLDINGS

By: Goldman Sachs & Co., Duly Authorized

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Managing Director

GSLP I ONSHORE HOLDINGS FUND, L.L.C.

By: Goldman Sachs & Co., as Attorney-in-Fact

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Attorney-in-Fact

GSO CAPITAL OPPORTUNITIES FUND LP

By: GSO Capital Partners LP, its investment manager

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

SW CAYMAN LIMITED PARTNERS

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP (CAYMAN) V L.P.

By: Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:

BLACKSTONE PARTICIPATION PARTNERSHIP (CAYMAN) V L.P.

By: Blackstone LR Associates (Cayman) V Ltd., its general partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:

BLACKSTONE CAPITAL PARTNERS (CAYMAN III) V L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:

BLACKSTONE CAPITAL PARTNERS (CAYMAN III) V—AC L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:

BCP CO-INVESTORS (CAYMAN SW A) L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:

BCP SW CO-INVESTORS L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:

BLACKSTONE REAL ESTATE PARTNERS VI L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner

By:	BREA VI L.L.C., its General Partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI.TE.1 L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner

By: BREA VI L.L.C., its General Partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2 L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner

By: BREA VI L.L.C., its General Partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI (AV) L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner

By: BREA VI L.L.C., its General Partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS (AIV) VI L.P.

By: Blackstone Real Estate Associates VI L.P., its General Partner

By: BREA VI L.L.C., its General Partner

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE HOLDINGS VI L.P.

By: BREP VI SIDE-BY-SIDE GP L.L.C., its General Partner

By: BLACKSTONE HOLDINGS III L.P., its Sole Member

By:	/s/ Kenneth C. Whitney
Name:	Kenneth C. Whitney
Title:	Authorized Officer

SW CAYMAN A LIMITED PARTNERS

BLACKSTONE CAPITAL PARTNERS (CAYMAN III-A) V L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By: BCP V GP L.L.C., its general partner

By:	/s/ Michael Chae
Name:	Michael Chae
Title:	Senior Managing Director

SW CAYMAN B LIMITED PARTNERS

BLACKSTONE CAPITAL PARTNERS (CAYMAN III-B) V L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By: BCP V GP L.L.C., its general partner

By:	/s/ Michael Chae
Name:	Michael Chae
Title:	Senior Managing Director

SW CAYMAN C LIMITED PARTNERS

BLACKSTONE CAPITAL PARTNERS (CAYMAN III-C) V L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By: BCP V GP L.L.C., its general partner

By:	/s/ Michael Chae
Name:	Michael Chae
Title:	Senior Managing Director

SW CAYMAN D LIMITED PARTNERS

BLACKSTONE CAPITAL PARTNERS (CAYMAN III-D) V L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By: BCP V GP L.L.C., its general partner

By:	/s/ Michael Chae
Name:	Michael Chae
Title:	Senior Managing Director

SW CAYMAN E LIMITED PARTNERS

BLACKSTONE CAPITAL PARTNERS (CAYMAN III-A) V-AC L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By: BCP V GP L.L.C., its general partner

By:	/s/ Michael Chae
Name:	Michael Chae
Title:	Senior Managing Director

SW CAYMAN F LIMITED PARTNERS

BLACKSTONE CAPITAL PARTNERS (CAYMAN III-B) V-AC L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By: BCP V GP L.L.C., its general partner

By:	/s/ Michael Chae
Name:	Michael Chae
Title:	Senior Managing Director

SW CAYMAN CO-INVEST LIMITED PARTNERS

BCP V CO-INVESTORS (CAYMAN SW B) L.P.

By: Blackstone Management Associates (Cayman) V L.P., its general partner

By: BCP V GP L.L.C., its general partner

By:	/s/ Michael Chae
Name:	Michael Chae
Title:	Senior Managing Director

ADDITIONAL LIMITED PARTNER

TERRIFIC INVESTMENT CORPORATION

By:	/s/ Gao, Xiqing
Name:	Gao, Xiqing
Title:	Executive Director and President